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                                                                Exhibit 10.9.1.7

                     JOINDER TO SENIOR MANAGEMENT AGREEMENT
     Between Empyrean Group Holdings, Inc. and certain individual Executives

                                     ANNEX A

                               William K. Stephens

                                Employment Terms

1.   250,000 shares of Common Stock

2.   0 shares of Preferred Stock

3.   a check by November 12, 1999

4.   $25,000

5.   State of Maryland

6.   125,000 shares of Common Stock.

7.   Vice President - Sales & Marketing

8.   Chief Executive Officer

9.   None

10.  $180,000

11.  120%

12.  Performance Cause is inapplicable to the Executive



The following modifications are mutually agreed to by Executive and Company:

"Date Hereof" - with respect to Time Vesting or other anniversaries of
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     employment the phrase "Date Hereof", whether capitalized or not, shall mean
     November 4, 1999.

7(b)(i) - Delete the phrase "(other than in 1999 for which Executive's annual
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     bonus shall be determined in accordance with the offer letter provided to such Executive by the Company)".

7(b)(ii) - At the end of the section Add the sentence "Executive will remain on
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     the payroll of and receive benefits through the IconixGroup subsidiary until such time that he can be transitioned to a different management entity without adverse economic impact on his current investments in the IconixGroup 401-K and Profit Sharing Plan benefits."

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